SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549



                               Form 8-K

                            Current Report


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 17, 1995


                         CCB FINANCIAL CORPORATION
        (Exact name of registrant as specified in its charter)


   North Carolina             0-12358              56-1347849
  (State or other      (Commission File No.)    (IRS Employer
  jurisdiction of                              Identification No.)
  incorporation)

      111 Corcoran Street, Post Office Box 931, Durham, NC 27702
               (Address of principal executive offices)


Registrant's telephone number, including area code (919) 683-7777


                              N/A
               (Former name or former address, if
                    changed since last report)



Item 5.  Other Events

On July 17, 1995, the Registrant issued a press release of its second quarter earnings. Income before merger-related expense totaled $16,492,000 for the three months ended June 30, 1995 and $31,391,000 for the six-months ended June 30, 1995. Net income for these same periods was $9,188,000 and $24,087,000, respectively. As previously announced, the Registrant merged with Security Capital Bancorp on May 19, 1995 through a tax-free exchange of stock which was accounted for as a pooling-of-interests.


Item 7.  Financial Statements and Exhibits

Financial Statements

    None

Exhibits

    99         Press release by CCB Financial Corporation dated
               July 17, 1995




                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CCB FINANCIAL CORPORATION
                                   Registrant


Date:  July 28, 1995               By:  /s/ W. HAROLD PARKER, JR.
                                         W. Harold Parker, Jr.
                                          Senior Vice President
                                          and Controller